SUP-0140-0420

AB Multi-Manager Alternative Fund

(the “Fund”)

Supplement dated April 1, 2020 to the Prospectus dated July 31, 2019 (the “Prospectus”) of AB Multi-Manager Alternative Fund.

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The following is added at the end of ‘Summary of Terms — Selected Risk Factors — General Market Risks — Current Market Conditions and Governmental Actions” and at the end of “Risk Factors and Special Considerations — General Market Risks — Current Market Conditions and Governmental Actions”:

Most recently, the coronavirus pandemic and the related governmental and public responses have had and may continue to have an adverse effect on the Fund’s and the Portfolio Funds’ investments and net asset values and have led and may continue to lead to increased market volatility. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s and the Portfolio Funds’ investments. The occurrence and pendency of such diseases could adversely affect the economies and financial markets either in specific countries or worldwide.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-0420